                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                  GREEN TREE FINANCIAL CORP.




                                  BY: /s/ Phyllis A. Knight
                                      ----------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                September, 1996

                               CUSIP#'S  393505-PG1,PH9,PJ5PK2,PL0,PM8
                               TRUST ACCOUNT #80-4145500
                               REMITTANCE DATE: 10/15/96
                                                  Total $      Per $1,000
                                                   Amount       Original
                                                 ---------    ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $6,587,306.11

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         6,587,306.11

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.00%)              6.00%
         b. Class A-1 Interest                      272,280.13   4.77684439
         c. Class A-2 Remittance Rate(6.30%)              6.30%
         d. Class A-2 Interest                      168,000.00   5.25000000
         e. Class A-3 Remittance Rate(6.50%)              6.50%
         f. Class A-3 Interest                      270,833.33   5.41666660
         g. Class A-4 Remittance Rate(6.80%)              6.80%
         h. Class A-4 Interest                      442,000.00   5.66666667
         i. Class A-5 Remittance Rate(7.10%)              7.10%
         j. Class A-5 Interest                      100,583.33   5.91666647
         k. Class A-6 Remittance Rate(7.65%)              7.65%
         l. Class A-6 Interest                      583,440.00   3.40000000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00          .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                September, 1996
                                     Page 2

                                CUSIP#'S  393505-PG1,PH9,PJ5PK2,PL0,PM8
                                TRUST ACCOUNT #80-4145500
                                REMITTANCE DATE: 10/15/96

                                                  Total $    Per $1,000
                                                   Amount     Original
                                                ----------  -------------
(4)Remaining:
       A. Unpaid Class A Interest
          Shortfall                                    .00           .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                              2,708,411.65           N/A
          a. Scheduled Principal                421,567.23           N/A
          b. Principal Prepayments            2,145,611.83           N/A
          c. Liquidated Contracts                      .00           N/A
          d. Repurchases                               .00           N/A
          e. Current Month Advanced Principal   736,986.52           N/A
          f. Prior Month Advanced Principal    (595,753.93)          N/A

     (6)  Pool Scheduled Principal Balance  475,484,600.37

     (6b) Adjusted Pool Principal Balance   474,747,613.85    989.05752885
     (6c) Pool Factor                           0.98905753

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date      .00

     (8)  Class A Percentage for such Remittance
           Date                                      92.46%

     (9)  Class A Percentage for the following
           Remittance Date                           92.42%

     (10) Class A Principal Distribution:
          a. Class A-1                        2,708,411.65     47.51599386
          b. Class A-2                                 .00             .00
          c. Class A-3                                 .00             .00
          d. Class A-4                                 .00             .00
          e. Class A-5                                 .00             .00
          f. Class A-6                                 .00             .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3


                                             CUSIP#'S 393505-
                                             PG1,PH9,PJ5PK2,PL0,PM8
                                             TRUST ACCOUNT #80-4145500
                                             REMITTANCE DATE: 10/15/96

                                                 Total $        Per $1,000
                                                 Amount          Original
                                             --------------    ------------
 (11)   Class A-1 Principal Balance          51,747,613.85     907.85287456
(11a)   Class A-1 Pool Factor                    .90785287

 (12)   Class A-2 Principal Balance          32,000,000.00     1000.0000000
(12a)   Class A-2 Pool Factor                   1.00000000

 (13)   Class A-3 Principal Balance          50,000,000.00     1000.0000000
(13a)   Class A-3 Pool Factor                   1.00000000

 (14)   Class A-4 Principal Balance          78,000,000.00     1000.0000000
(14a)   Class A-4 Pool Factor                   1.00000000

 (15)   Class A-5 Principal Balance          17,000,000.00     1000.0000000
(15a)   Class A-5 Pool Factor                   1.00000000

 (16)   Class A-6 Principal Balance         171,600,000.00     1000.0000000
(16a)   Class A-6 Pool Factor                   1.00000000

 (17)   Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                           .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4


                                              CUSIP#'S 393505-
                                              PG1,PH9,PJ5PK2,PL0,PM8
                                              TRUST ACCOUNT #80-4145500
                                              REMITTANCE DATE: 10/15/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (18)   31-59 days                                      362,780.68     9

   (19)   60 days or more                                  62,115.35     1

   (20)   Current Month Repossessions                      30,629.99     1

   (21)   Repossession Inventory                           30,629.99     1

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current Remittance Date   .01%

        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                               .0%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current Remittance Date  .08%

        (b)  Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                              .04%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 5

                                              CUSIP#'S 393505-
                                              PG1,PH9,PJ5PK2,PL0,PM8
                                              TRUST ACCOUNT #80-4145500
                                              REMITTANCE DATE: 10/15/96

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                               0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date                0

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                              0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                               15.58%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.54%

             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
         PASS-THROUGH CERTIFICATES, SERIES 1996-7
              CLASS M1 CERTIFICATES
                MONTHLY REPORT
                September, 1996                CUSIP NO. 393505PD8
                    Page 6                     TRUST ACCOUNT #80-4145500
                                               REMITTANCE DATE: 10/15/96

                                                       Total $        Per $1,000
                                                       Amount           Original
                                                    ------------      ----------

CLASS M1 CERTIFICATES
---------------------
 (28) Amount available (including Monthly
      Servicing Fee)                                1,531,247.67

A.    Interest
 (29) Aggregate interest
      a.   Class M-1 Remittance Rate (7.70%,
            unless Weighted Average Contract
            Rate is below 7.70%)                            7.70%
      b.   Class M-1 Interest                         246,400.00      6.41666667

 (30) Amount applied to Class M-1 Interest
       Deficiency Amount                                     .00               0

 (31) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                     .00               0

 (32) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                .00               0

 (33) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                .00               0

B.    Principal
 (34) Formula Principal Distribution Amount                  .00             N/A
      a.  Scheduled Principal                                .00             N/A
      b.  Principal Prepayments                              .00             N/A
      c.  Liquidated Contracts                               .00             N/A
      d.  Repurchases                                        .00             N/A

 (35) Class M-1 Principal Balance                  38,400,000.00   1000.00000000
(35a) Class M-1 Pool Factor                           1.00000000

 (36) Class M-1 Percentage for such Remittance
      Date                                                   .00%

             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
      PASS-THROUGH CERTIFICATES, SERIES 1996-7
              CLASS B1 CERTIFICATES
                MONTHLY REPORT
                 September, 1996               CUSIP NO. 393505-PP1,PQ9
                    Page 7                     TRUST ACCOUNT #80-4145500
                                               REMITTANCE DATE: 10/15/96

                                                        Total $      Per $1,000
                                                        Amount         Original
                                                      -----------    ----------
(37) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                 .00    0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

(39) Class M-1 Percentage for the following
     Remittance Date                                          .00%

Class B1 Certificates
---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                 1,284,847.67

 (2)  Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is below 7.70%)         7.70%

 (3)  Aggregate Class B1 Interest                      123,200.00    6.41666667

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                                   .00           .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                      .00           .00

 (6)  Amount applied to Class B1 Interest
      Deficiency Amount                                       .00

 (7)  Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                       .00

 (8)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                                    .00

(8a) Class B Percentage for such Remittance Date              .00

             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
      PASS-THROUGH CERTIFICATES, SERIES 1996-7
              CLASS B CERTIFICATES
                MONTHLY REPORT
                September, 1996                 CUSIP NO. 393505PE6,PP1, PQ9
                    Page 8                      REMITTANCE DATE: 10/15/96

                                                    Total $          Per $1,000
                                                    Amount             Original
                                                    -------          ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(10a) Class B1 Principal Shortfall                         .00

(10b) Unpaid Class B1 Principal Shortfall                  .00

(11)  Class B Principal Balance                  36,000,000.00

(12)  Class B1 Principal Balance                 19,200,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                  1,161,647.67

(14)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                            8.10%

(15)  Aggregate Class B2 Interest                   113,400.00       6.75000000

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00              .00

(17)  Remaining Unpaid Class B2 Interest Shortfall         .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(19)  Class B2 Principal Liquidation Loss Amount           .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                 .00

(21)  Guarantee Payment                                    .00

(22)  Class B2 Principal Balance                 16,800,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-7
                             CLASS B2 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 9
                                                        CUSIP NO. 393505-PP1,PQ9
                                                       REMITTANCE DATE: 10/15/96

                                                                      Total $        Per $1,000
                                                                      Amount          Original
                                                                    ----------       ----------
     (23) Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green
          Tree Financial Corporation is not the
          Servicer; deducted from funds remaining
          after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class
          B-2 Distribution Amount; if the Company
          or Green Tree Financial Corporation
          is the Servicer)                                          199,188.25

     (24) 3% Guarantee Fee                                          849,059.41

     (25) Class C Residual Payment                                         .00

     (26) Class M-1 Interest Deficiency on such Remittance Date            .00

     (27) Class B-1 Interest Deficiency on such Remittance Date            .00

     (28) Repossessed Contracts                                      30,629.99

     (29) Repossessed Contracts Remaining in Inventory               30,629.99

     (30) Weighted Average Contract Rate                              10.42020